Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	13
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.
Notes to Investors

Master/feeder structure

The fund invests its assets in a "master portfolio" that has the same investment objective and policies as the fund — namely, The Boston Company International Small Cap Portfolio of the Mellon Institutional Funds Master Portfolio. This is known as a master/feeder fund arrangement. Feeder funds investing in the same master portfolio seek to reduce their operating expenses by sharing the costs of managing a large pool of assets. The fund and its master portfolio expect to maintain a consistent investment objective, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action. Except as indicated, the term "fund" is used in the "Goal/Approach" and "Main Risks" sections of this prospectus to mean the fund and the master portfolio in which it invests.

Potential closing of fund

The fund intends to close to new investors after it reaches $500 million in total assets. Shareholders of the fund at that time may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the date the fund closes will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at that time generally will not be allowed to buy shares of the fund, except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans before the fund closes. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the fund closes. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the fund has closed. The board reserves the right to reopen the fund to new investors after the fund closes, should circumstances change.

Prior Year Restatement of Financial Statements

The statement of assets and liabilities, the statement of operations, the statements of changes in assets and financial high-lights for the year ended September 30, 2004 were restated in June 2005 to correct an error in the allocation of certain ele-ments of operations from The Boston Company International Small Cap Portfolio to the fund. Amounts shown in this prospectus under "Fee Table" and "Financial Highlights" as of September

30, 2004 reflect the restated amounts. Total returns presented under "Past Performance" also reflect restated amounts.

Dreyfus Premier International Small Cap Fund

Ticker Symbols	Class A: DSMAX
Class B: DSMBX
Class C: DSMCX
Class R: DSMRX
Class T: DSMTX

The Fund

GOAL/APPROACH

The fund seeks long-term growth of capital. To pursue this goal, the fund invests in a master portfolio which invests, under normal circumstances, at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the Citigroup Extended Market (EM) Ex-U.S. Index.sm The fund's investment objective is non-fundamental and may be changed by the fund's board without shareholder approval. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.The fund also may invest up to 20% of its net assets in high grade fixed-income securities of any maturity or duration.

The fund normally invests at least 80% of its assets in those companies which, at the time of purchase, have total market capitalizations that fall in the range of the capitalizations of the companies that comprise the EM Ex-U.S. Index.The EM Ex-U.S. Index is made up of those companies representing the lowest 20% of each country's total available market capitalization.The fund intends to invest in a broad range of (and in any case at least five different) countries.The fund is not required to invest in every country represented in, or to match the country weightings of, the EM Ex-U.S. Index.The fund may invest up to 25% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth character-istics.The portfolio manager employs a bottom-up approach which emphasizes individual stock selection.

  Stock selection. The portfolio manager uses propri- etary quantitative models and traditional qualita- tive analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.
  Country allocations. The portfolio manager seeks to generally allocate country weightings in accor- dance with the EM Ex-U.S. Index. Deviations from the EM Ex-U.S. Index country weightings may occur.
  Sector and industry allocations. The portfolio man- ager groups stocks into microuniverses of similar companies within each country to facilitate com- parisons. The portfolio manager uses the sector allocations of the EM Ex-U.S. Index as a guide, but allocations may differ from those of the index.

The stock selection process is designed to produce a diversified portfolio that, relative to the EM Ex-U.S. Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

Concepts to understand

Small-cap companies: new, often entrepreneurial companies. Small-cap companies tend to grow faster than large-cap companies, but frequently are more volatile, more vulnerable to major setbacks, and have a higher failure rate than larger companies.

Citigroup Extended Market Ex-U.S. Index: represents, on a country-by-country basis, the small-capitalization component of the Citigroup Broad Market Indexsm, which is a comprehensive float-weighted index of companies in 22 countries (excluding the U.S.) with market capitalizations of at least U.S. $100 million. As of December 31, 2004, companies comprising the index had a median market capitalization of approximately $577 million.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Foreign investment risk. The fund's performance will be influenced by political, social and eco- nomic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of compre- hensive company information, political instability and differing auditing and legal standards.
  Foreign currency risk. Investments in foreign cur- rencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
  Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a par- ticular industry or industries, such as labor short- ages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of small- er companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these secu- rities.These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations,are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Value/Growth stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's per- formance may sometimes be lower or higher than that of other types of funds.Value stocks involve the risk that they may never reach what the man- ager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in mar- ket downturns.
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, indus- tries or sectors.
  Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed coun- tries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.
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  Derivatives risk. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the fund's perfor- mance. The use of derivatives involves risks dif- ferent from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

Other potential risks

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Any investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund's share price. The longer the effective maturity and duration of these investments, the more likely the fund's share price will react to interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund's fixed-income investments will have its credit rating downgraded.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate some of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the fund's share classes to those of the Citigroup Extended Market (EM) Ex-U.S. Index, an unmanaged index of small-cap companies in approximately 22 countries, excluding the U.S. These returns include the fund's applicable sales loads. For periods prior to February 1, 2003, these performance figures for the fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the fund invests its assets. Performance figures of the master portfolio have not been adjusted to reflect the fund's operating expenses; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares (based on the master portfolio's performance for periods prior to February 1, 2003, adjusted to reflect the sales load applicable to the fund's Class A). After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and reflect applicable sales loads, but do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	For periods prior to February 1, 2003, reflects the performance of the master portfolio's predecessor funds – SIMCO International Small Cap Fund, L.P. (SIMCO) and Standish International Small Cap Fund (Standish Fund). On January 31, 2000, SIMCO contributed all of its assets to the Standish Fund, an open-end registered investment company which contributed all of its assets to the master portfolio before the fund commenced investment operations. SIMCO was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If SIMCO had been registered as a mutual fund, SIMCO's performance may have been adversely affected.The performance of SIMCO was calculated accord- ing to the standardized SEC method except that monthly rather than daily fund values were used.

**	Assumes conversion of Class B shares to Class A shares at the end of sixth year following the date of purchase.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. The table and example reflect the combined expenses of the fund and the master portfolio in which it invests its assets.

Fee table

	Class A	Class B	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00	none	none*

Annual fund operating expenses (expenses paid from fund and master portfolio assets)
% of average daily net assets
Management fees	1.00	1.00	1.00	1.00	1.00
Rule 12b-1 fees	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	2.94	2.93	2.93	2.94	2.93

Total annual fund operating expenses	4.19	4.93	4.93	3.94	4.43

Fee waiver and/or expense reimbursements	(2.50)	(2.49)	(2.49)	(2.50)	(2.49)

Net operating expenses**	1.69	2.44	2.44	1.44	1.94

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1% if redeemed within one year.

** The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until the fund's total assets reach $15 million and, in any event, at least until January 1, 2006, so that fund expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.45% .

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$737	$1,559	$2,395	$4,545
Class B
with redemption	$647	$1,559	$2,472	$4,533***
without redemption	$247	$1,259	$2,272	$4,533***
Class C
with redemption	$347	$1,259	$2,272	$4,812
without redemption	$247	$1,259	$2,272	$4,812
Class R	$147	$971	$1,814	$3,999
Class T	$638	$1,515	$2,402	$4,664
*** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to the adviser for managing
the master portfolio in which the fund invests its assets.
Rule 12b-1 fee: the fee paid to the fund's distributor for
financing the sale and distribution of Class B, C and T shares.
Because this fee is paid out of the fund's assets on an
ongoing basis, over time it will increase the cost of your
investment and may cost you more than paying other types
of sales charges.

Shareholder services fee: the fee paid to the fund's

distributor for providing shareholder services.

Other expenses: fees paid by the fund for the current fiscal year, including an administration fee of .10% payable to
Dreyfus for providing or arranging for custody of fund assets, fund accounting and certain other fund administrative
services, and for miscellaneous items such as transfer agency, professional and registration fees. The fund also makes
payments to certain financial intermediaries, including
affiliates, who provide sub-administration, recordkeeping
and/or sub-transfer agency services to beneficial owners of
the fund.

The Fund 5

MANAGEMENT
Investment adviser

The fund's administrator is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $158 billion in approximately 200 mutual fund portfolios.The investment adviser for the master portfolio in which the fund invests all of its assets is The Boston Company Asset Management, LLC (TBCAM), Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. During the last fiscal period, the master portfolio paid TBCAM an investment advisory fee at the annual rate of 1.00% of the master portfolio's average daily net assets. TBCAM was founded in 1970 and manages more than $38 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.

Dreyfus and TBCAM are wholly owned subsidiaries of Mellon Financial Corporation (Mellon Financial). Mellon Financial is a global financial services company with approximately $4.0 trillion of assets under management, administration or custody, including approximately $707 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

Daniel B. LeVan, CFA, is the fund's primary portfolio manager. Mr. LeVan is a vice president of TBCAM and serves as a portfolio manager and is responsible for international small-cap quantitative research.

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus funds and the Dreyfus Founders funds (together, the funds). In September 2004, plaintiffs served a consolidated amended complaint (the amended complaint) on behalf of a purported class of all persons who acquired interests in any of the funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the funds. The amended complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named Dreyfus Service Corporation, Premier Mutual Fund Services, Inc. and two additional fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the funds that were closed to new investors.The amended complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the amended complaint on November 12, 2004, and those motions are pending.

6

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the funds believe that any of the pending actions will have a material adverse effect on the funds or Dreyfus' ability to perform its contract with the funds.

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, TBCAM, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The TBCAM code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by TBCAM employees does not disadvantage any TBCAM-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated."Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all divi-

dends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	(Unaudited)
	Six Months Ended
	March 31,	Year Ended September 30,
Class A	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	15.78	12.07	8.98

Investment operations: Net investment income †	.03 [2]	.11 [2]	.06 [2]

Net realized and unrealized gain on investments	3.22	3.69	3.03

Total from investment operations	3.25	3.80	3.09

Distributions: Dividends from investment income — net	(.02)	(.03)	—

Dividends from net realized gain on investments	(.00)[3]	(.06)	—

Total distributions	(.02)	(.09)	—

Net asset value, end of period	19.01	15.78	12.07

Total Return (%)	20.62 [4,5]	31.66 [4]	34.41 [4,5]

Ratios/Supplemental Data (%):
Ratio of expenses to average daily net assets†	.80 [5]	1.69	1.12 [5]

Ratio of net investment income to average daily net assets †	.19 [5]	.79	.58 [5]

Net assets, end of period ($ x 1,000)	27,562	4,363	32

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the periods indicated, the administrator voluntarily agreed to reimburse the fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

8

	(Unaudited)
	Six Months Ended
	March 31,	Year Ended September 30,
Class B	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	15.62	11.99	8.98

Investment operations: Net investment income (loss) †	(.03) [2]	.00 [2,3]	.01 [2]

Net realized and unrealized gain on investments	3.19	3.70	3.00

Total from investment operations	3.16	3.70	3.01

Distributions: Dividends from investment income — net	—	(.01)	—

Dividends from net realized gain on investments	(.00) [3]	(.06)	—

Total distributions	(.00) [3]	(.07)	—

Net asset value, end of period	18.78	15.62	11.99

Total Return (%)	20.24 [4,5]	30.94 [4]	33.52 [4,5]

Ratios/Supplemental Data (%):
Ratio of expenses to average daily net assets †	1.17 [5]	2.44	1.61 [5]

Ratio of net investment income (loss) to average daily net assets †	(.21) [5]	.02	.08 [5]

Net assets, end of period ($ x 1,000)	6,399	2,202	73

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the periods indicated, the administrator voluntarily agreed to reimburse the fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
	(Unaudited)
	Six Months Ended
	March 31,	Year Ended September 30,
Class C	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	15.62	11.99	8.98

Investment operations: Net investment income (loss) †	(.03) [2]	.00 [2,3]	.01 [2]

Net realized and unrealized gain on investments	3.19	3.69	3.00

Total from investment operations	3.16	3.69	3.01

Distributions: Dividends from investment income — net	—	(.00) [3]	—

Dividends from net realized gain on investments	(.00) [3]	(.06)	—

Total distributions	(.00) [3]	(.06)	—

Net asset value, end of period	18.78	15.62	11.99

Total Return (%)	20.24 [4,5]	30.89 [4]	33.52 [4,5]

Ratios/Supplemental Data (%):
Ratio of expenses to average daily net assets †	1.17 [5]	2.44	1.61 [5]

Ratio of net investment income (loss) to average daily net assets †	(.21) [5]	.02	.09 [5]

Net assets, end of period ($ x 1,000)	11,531	1,055	50

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the periods indicated, the administrator voluntarily agreed to reimburse the fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

10

	(Unaudited)
	Six Months Ended
	March 31,	Year Ended September 30,
Class R	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	15.84	12.07	8.98

Investment operations: Net investment income†	.04 [2]	.14 [2]	.08 [2]

Net realized and unrealized gain on investments	3.26	3.73	3.01

Total from investment operations	3.30	3.87	3.09

Distributions: Dividends from investment income — net	(.03)	(.04)	—

Dividends from net realized gain on investments	(.00) [3]	(.06)	—

Total distributions	(.03)	(.10)	—

Net asset value, end of period	19.11	15.84	12.07

Total Return (%)	20.83 [4,5]	32.22 [4]	34.41 [4,5]

Ratios/Supplemental Data (%):
Ratio of expenses to average daily net assets †	.67 [5]	1.44	.95 [5]

Ratio of net investment income to average daily net assets †	.21 [5]	1.00	.74 [5]

Net assets, end of period ($ x 1,000)	262	139	9

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the periods indicated, the administrator voluntarily agreed to reimburse the fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

The Fund 11

FINANCIAL HIGHLIGHTS (continued)
	(Unaudited)
	Six Months Ended
	March 31,	Year Ended September 30,
Class T	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	15.72	12.03	8.98

Investment operations: Net investment income †	.01 [2,3]	.07 [2]	.04 [2]

Net realized and unrealized gain on investments	3.21	3.70	3.01

Total from investment operations	3.22	3.77	3.05

Distributions: Dividends from investment income — net	(.00) [3]	(.02)	—

Dividends from net realized gain on investments	(.00) [3]	(.06)	—

Total distributions	(.00) [3]	(.08)	—

Net asset value, end of period	18.94	15.72	12.03

Total Return (%)	20.52 [4,5]	31.47 [4]	33.96 [4,5]

Ratios/Supplemental Data (%):
Ratio of expenses to average daily net assets †	.92 [5]	1.94	1.28 [5]

Ratio of net investment income to average daily net assets †	.07 [5]	.50	.41 [5]

Net assets, end of period ($ x 1,000)	518	69	9

† The expense ratio includes those expenses allocated from the portfolio in which the fund is invested. For the periods indicated, the administrator voluntarily agreed to reimburse the fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

12

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

Deciding which class of shares to buy

This prospectus offers Class A, B, C, T and R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each class follows. You should review these arrangements with your investment professional before determining which class to invest in.

	Class A	Class B	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	sliding scale	1% on sale of	1% on sale of	none
	shares bought	over six years	shares held for	shares bought
	within one year		one year or less	within one year
	without an initial			without an initial
	sales charge as			sales charge as
	part of an			part of an
	investment of			investment of
	$1 million			$1 million
	or more			or more

Conversion feature	no	yes	no	no	no

Recommended purchase maximum	none	$100,000	$1 million	$1 million	none

Your Investment 13

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the higher ongoing service and/or Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fee on Class T may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fee

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

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Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the fund's Statement of Additional Information (SAI).

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Founders Funds. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at anytime on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Founders Funds over a 13- month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
  "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof

Class A and Class T shares may be purchased

NAV without payment of a sales charge by the fol lowing individuals and entities:

  employees participating in certain qualified or non-qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the proceeds from a qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan that invested all or a portion of its assets in the Dreyfus Family of Funds, certain funds advised by Founders Asset Management, LLC, or certain other products made available by the fund's distributor to such plans

Your Investment 15

SHAREHOLDER GUIDE (continued)

Class B and Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Due to availability of sales charge discounts for Class A and Class T shares and the higher ongoing fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed
sold in the:	subject to the charge

First year	4.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	none

Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) at the end of the calendar quarter six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares and are subject to a higher ongoing Rule 12b-1 fee than Class T. As a result, long-term Class C shareholders pay higher ongoing Rule 12b-1 fees over the life of their investment.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial ser vices provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund's distributor or a SEP-IRA

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions of Class B or Class C shares made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and unqualified employee benefit plans
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Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity.The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with the procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100; $500 for
		Dreyfus TeleTransfer
		investments
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Your Investment 17

SHAREHOLDER GUIDE (continued)
Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

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General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu- al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securi- ties rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus/Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the selling agreements between the distributor and financial intermediaries include obligations to comply with all applicable federal and state securities laws and rules, regulations, requirements and conditions of all applicable regulatory and self-regulatory agencies or authorities. Moreover, the intermediaries agree that the fund's procedures relating to all orders and the handling thereof will be subject to the terms of the prospectus and the distributor's written instructions. In order to seek assurances that such intermediaries comply with rules and regulations, all intermediaries, including those whose trades occur through omnibus accounts, have been sent written reminders of their obligations under the selling agreements, specifically highlighting rules relating to late trading. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Although these policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Founders-advised funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Founders-advised funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan, or at
the time of the subsequent
withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account.This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 23

24

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-

4611.

Make checks payable to: The Dreyfus Trust Company, Custodian.

Your Investment 25

For More Information

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
Attn: Institutional Servicing
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

Dreyfus Premier

International Small Cap Fund

A series of Dreyfus Premier Stock Funds SEC file number: 811-21236

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its Web site at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds –Mutual Fund Total Holdings.The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose on the Web site its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available (i) in the fund's SAI, and (ii) on the fund's Web site at www.dreyfus.com.

© 2005 Dreyfus Service Corporation